Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

File Registration Nos.: 33-65632 and 333-105659

SCHRODER GLOBAL SERIES TRUST

Schroder North American Equity Fund

SCHRODER SERIES TRUST

Schroder Emerging Markets Multi-Cap Equity Fund

Schroder Total Return Fixed Income Fund

Supplement dated November 23, 2016 to

the Prospectus and Statement of Additional Information (the “SAI”), each dated

March 1, 2016, as supplemented

Liquidation of Schroder Emerging Markets Multi-Cap Equity Fund

The Trustees of Schroder Series Trust have approved the liquidation of Schroder Emerging Markets Multi-Cap Equity Fund.  The liquidation is currently expected to occur on or about December 20, 2016. As of the date hereof, shares of Schroder Emerging Markets Multi-Cap Equity Fund are no longer being offered for sale.

Termination of Advisor Shares

Advisor Shares of Schroder North American Equity Fund and Schroder Total Return Fixed Income Fund will be terminated following the close of business on or about December 20, 2016 (the “Share Class Closing Date”). To the extent accommodated by your financial intermediary, an investment in Advisor Shares may be converted into an investment in Investor Shares of the same Fund on or before the Share Class Closing Date, and the minimum account size requirement for Investor Shares of the respective Fund will be waived.

Please retain this supplement for future reference.

PRO-SUP-11-2016